ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

Supplement dated December 7, 2020 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust relating to the AST BlackRock Low Duration Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Bob Miller and Akivia Dickstein will replace Thomas Musmanno, CFA as Portfolio Managers for the Portfolio. Scott Maclellan, CFA, will continue to serve as a Portfolio Manager to the Portfolio.

To reflect this change, the Trust's Prospectus and SAI are hereby revised as follows:

I.All references and information pertaining to Thomas Musmanno, CFA are hereby deleted.

II.The table in the section of the Prospectus entitled "SUMMARY: AST BLACKROCK LOW DURATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" is hereby revised by adding the following with respect to Messrs. Miller and Dickstein:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	BlackRock	Bob Miller	Managing Director	November 2020
LLC	Financial
Management, Inc.;
BlackRock
International
Limited;
BlackRock
(Singapore)
Limited
AST Investment		Akivia Dickstein	Managing Director	November 2020
Services, Inc.

III.The following hereby replaces the first paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST BlackRock Low Duration Bond Portfolio":

Bob Miller, Akivia Dickstein and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.

IV. The following is hereby added after the last paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST BlackRock Low Duration Bond Portfolio".

Bob Miller, Managing Director, is head of Americas Fundamental Fixed Income within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Committee. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi- strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset investment portfolio. Mr. Miller managed global interest rate, credit and foreign exchange portfolios during his tenure at Bank of America.

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Mr. Miller is a former Trustee of Davidson College where he served as Chair of the Investment Committee, member of the Athletics Committee and member of the Presidential Search Committee. He currently serves as an advisor to the Investment Committee and is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School in Charlotte, NC. He currently serves as an advisor to the TES Investment Committee. He previously served as an advisor to the Investment Committee of St. Mary's School in Raleigh, NC. Mr. Miller is a member of the Chairmen's Circle with the Central Park Conservancy in New York City. He earned a BA degree in economics from Davidson College.

Akivia Dickstein, Managing Director, is Head of Customized Multi-Sector Portfolios and co-Head of Global Inflation Linked Portfolios within BlackRock's Global Fixed Income (GFI) group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock's Core Bond Fund. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios.

Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor's All American Fixed Income Research Team in pass-throughs, non-agency mortgages, and asset-backed securities.

V.The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST BlackRock Low Duration Bond Portfolio" is hereby revised by adding the following disclosure:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of Portfolio
		Companies*	Vehicles*		Securities*
BlackRock	Bob Miller	16/$67.75 billion	17/$18.56 billion	15/$4.8 billion	None
Financial			1/$2.56 billion	6/$2.99 billion
Management,
Inc.;
BlackRock
International
Limited;
BlackRock
(Singapore)
Limited
	Akivia	13/$13.24 billion	11/$5.40 billion	98/$56.02 billion	None
	Dickstein			7/$5.64 billion

*Information ss of September 30, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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